Exhibit 10.15(d)

SECOND AMENDATORY AGREEMENT

          This SECOND AMENDATORY AGREEMENT is made and entered into effective Sept 28 450 (fthe “Effcclive Date”) by ajid among STANLEY LOGISTICS, INC., a Delaware corporation, and THE STANLEY WORKS, a Connecticut Corporation, with its principal place of business at 1000 Stanley DriuvNew Britain, Connecticut 06053 (collectively “OWNER”), and MAGLA PRODUCTS, LLC New Jersey corporation with its principal place of 159 Soulh Street, P.O. Box 1934, MorristownTNew Jersey 07960 (hereinafter “LICENSEE”).

          “WHEREAS, OWNER and LICENSEE have entered into a License Agreement effective November 2, 1998 and amended on November 11, 1999 (hereinafter collectively, “Agreement”); and

          WHEREAS, OWNER and LICENSEE desire to modify and renew the Agreement;

          NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, OWNER and LICENSEE agree as follows:

1.	Effective as of the Effective Date, the section titled “ROYALTY RATE” set forth in EXHIBIT 3 of the Agreement shall be modified as follows:

ROYALTY RATE:

rate shall be applicable to the LICENSED ARTICLES below

#3923 Leather Palm Glove w/Safety Cuff (also available in multi-pack)

#5020 Leather “A* Palm Glove w/Knit Wrist

#3925 Kid’s Leather Palm Glove

#4223 V Power Dot Canvas (also available in multi-pack)

#4023 All Purpose Canvas Glove (also available in multi-pack)

#4323 Brown Jersey Glove (also available in multi-pack)

#3823 Dotted Brown Jersey

#6631 Reinforced Tip Garden Glove

#6416 Promo Garden Glove w/Dots (also available as a multi-pack)

#1631/32/33/34 Utility Plus Latex Coated Knit Glove

#6221/23 Wet Soil Latex Coaled Jersey Glove

#4526/28 Mega Grip Dotted Knit Glove

2.	Except as modified and amended herein, the terms and conditions of the Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendatory Agreement as of the date first above written.

MAGLA PRODUCTS, LLC		THE STANLEY WORKS

By:	/s/ Jordan Glatt	By:	/s/ Kenneth O. Lewis

Title:	President	Title:	VP Mktg.

STANLEY LOGISTICS, INC.

		By:	/s/ Kenneth O. Lewis

		Title:	Pres.